                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



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                                  FORM 8-K/A

                                CURRENT REPORT


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                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): January 22, 1997
                                                        -----------------


                     New Hampshire Thrift Bancshares, Inc.
            (Exact name of registrant as specified in its charter)


            Delaware                        0-17859                  02-0430695
--------------------------------  --------------------------  ------------------------
(State or other jurisdiction of    (Commission File Number)        (IRS Employer
        incorporation)                                          Identification No.)



      The Carriage House, New London, New Hampshire                     03257
-----------------------------------------------------------   ------------------------
         (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:                (603) 863-5772
                                                              ------------------------


                                   Not Applicable
--------------------------------------------------------------------------------------
             (Former name or former address, if changed since last report)

Item 7.      Financial Statement and Exhibits.

(a) The financial statements of New Hampshire Thrift Bancshares, Inc. its subsidiaries, and that of its acquiree, Landmark Bank, that are required to be stated herein are included pursuant to Item 310(a) of Regulation S-B for the fiscal year ended December 31, 1996.

(b) The pro forma financial information of New Hampshire Thrift Bancshares, Inc. its subsidiaries, and that of its acquiree, Landmark Bank, required pursuant to Item 310(d) of Regulation S-B is stated herein on an unaudited basis.

(c)   The following exhibits are filed with this Report:

      Exhibit No.                                  Description
      -----------                                  -----------
          99.1                    Financial Statements of New Hampshire Thrift Bancshares, Inc. and
                                  its subsidiary as of December 31, 1996.

          99.2                    Financial Statements of Landmark Bank and subsidiaries as of
                                  December 31, 1996 and 1995.

          99.3                    Unaudited pro forma combined financials as of December 31, 1996 and for the year ended December 31, 1996, giving effect to the Landmark merger.

                                    Page 2
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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NEW HAMPSHIRE THRIFT BANCSHARES, INC.



                                       By: /s/ Stephen R. Theroux
                                          --------------------------------------
                                          Stephen R. Theroux
                                          Executive Vice President and
                                          Chief Financial Officer


Dated:      April 4, 1997
        ---------------------

                                 EXHIBIT INDEX



Exhibit No.                Description                          Page
-----------                -----------                          ----

    99.1               Financial Statements of New Hampshire       5
                       Thrift Bancshares, Inc. as of
                       December 31, 1996

    99.2               Financial Statements of Landmark           33
                       Bank as of December 31, 1996

    99.3               Unaudited pro forma combined               58
                       financial statements as of
                       December 31, 1996, giving effect to
                       the Landmark merger

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